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                                                                     APPLICATION

                                                A
                                                TAX-
    [LOGO OF METLIFE] GROWTH AND                DEFERRED
       GUARANTEED INCOME/SM/                    VARIABLE
                                                ANNUITY

[LOGO OF METLIFE]

This annuity is issued in New York by Metropolitan Life Insurance Company (a "MetLife company"). The contract's financial guarantees are solely the responsibility of the issuing insurance company. Fidelity Brokerage Services, Member NYSE, SIPC, and Fidelity Insurance Agency, Inc., are the distributors; they are not affiliated with any MetLife company.

800.544.2442

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[LOGO OF METLIFE]                              VARIABLE ANNUITY APPLICATION

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Home Office Address (no correspondence)                                                               SEND APPLICATION AND CHECK TO:
200 Park Avenue . New York, NY 10166                                                             METROPOLITAN LIFE INSURANCE COMPANY
                                                              ANNUITY SERVICE CENTER / P.O. BOX 770001 / CINCINNATI, OHIO 45277-0051

If you have questions about filling out this form, please call an Annuity Specialist at 800-544-2442, Monday through Friday, 8 a.m.
to 10 p.m. Eastern time.

1    CONTRACT OWNER(S)/ANNUITANT(S)                                       NOTE: A COPY OF EACH ANNUITANT'S DRIVER'S LICENSE, A
                                                                          VALID PASSPORT, OR A BIRTH CERTIFICATE MUST BE SUBMITTED.

Select one of the below:

A. [_]  Individual Owner--Owner will be Primary Annuitant
B. [_]  Joint Owners (non-IRA only)--Owners will be Primary and Joint Annuitants (spouse only)
C. [_]  Trust--For Contracts owned by a Trust, please complete Trust Information (Section 2) and Annuitant information. The grantor of the Trust must be the Annuitant of the contract.

The annuitant is the person(s) designated by the Owner(s) whose age and life determine eligibility for benefits under the Guaranteed
Withdrawal Benefit for Life provision and the Annuity Income provisions.

PRIMARY ANNUITANT

_____________________________________________________________________________________________________  _____________________________
First Name                                           MI Last Name                                      Social Security/Tax ID Number

_________________________________________________ [_] Male  [_] Female
Date of Birth (MM/DD/YYYY)

________________________________________________  _____________________________  ___________________________________________________
Daytime Phone                                     Evening Phone                  E-mail

____________________________________________________________________________________________________________________________________
Address

__________________________________________________________________  ________________________________  ______________________________
City                                                                State                             ZIP Code

JOINT ANNUITANT (if applicable, spouse only)

_____________________________________________________________________________________________________  _____________________________
First Name                                           MI Last Name                                      Social Security/Tax ID Number

_________________________________________________ [_] Male  [_] Female
Date of Birth (MM/DD/YYYY)

________________________________________________  _____________________________  ___________________________________________________
Daytime Phone                                     Evening Phone                  E-mail

____________________________________________________________________________________________________________________________________
Relationship to the Primary Annuitant
[_] Check here if address is the same as Primary Annuitant

____________________________________________________________________________________________________________________________________
Address

__________________________________________________________________  ________________________________  ______________________________
City                                                                State                             ZIP Code

        6800 (10/09)                                                                                             022410101
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2    TRUST INFORMATION (Complete only for contracts owned by trust)
     You must also complete the Trustee Certification for Annuity Products Form.

_______________________________________________________________________________________________________  ___________________________
Trust Name                                                                                               Tax ID Number

____________________________________________________________________________________________________________________________________
Address

____________________________________________________  ________________________________________________________  ____________________
City                                                  State                                                     ZIP Code

3    REPLACEMENT

1. Does the applicant have any existing life insurance policies or annuity contracts? [_] Yes  [_] No

2. Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)? [_] Yes  [_] No

If "Yes" to either, applicable disclosure and replacement forms must be attached.

4    INVESTMENT OPTION ALLOCATION

Fidelity VIP FundsManager(R) 50% 100%

If one investment option is listed above, your purchase will be allocated to that investment option. If multiple investment options are listed above, amounts allocated must be in whole numbers and sum of all allocations must equal 100%.

IMPORTANT NOTE: DEPENDING ON YOUR SOURCE OF FUNDING, YOUR PURCHASE PAYMENT MAY BE INVESTED SOLELY IN THE MONEY MARKET PORTFOLIO FOR
A PERIOD OF TIME AFTER THE CONTRACT IS ISSUED. IF YOU HAVE QUESTIONS, PLEASE CALL THE ANNUITY SERVICE CENTER AT 800.544.2442.

5    BENEFICIARY(IES)

If you do not designate a beneficiary, the beneficiary will be the estate of the last surviving Owner.
For additional space, attach a  separate sheet of paper that is signed by the Owner(s).

NAME OF PRIMARY BENEFICIARY(IES)

________________________________________  ______________________  ____________%  ___________________________  ______________________
                                          Social Security Number                 Relationship to              Date of Birth
                                                                                 Annuitant

________________________________________  ______________________  ____________%  ___________________________  ______________________
                                          Social Security Number                 Relationship to              Date of Birth
                                                                                 Annuitant

________________________________________  ______________________  ____________%  ___________________________  ______________________
                                          Social Security Number      100%       Relationship to              Date of Birth
                                                                                 Annuitant

NOTE: The percentage allocated to Primary Beneficiary(ies) MUST ADD UP TO 100%.

6800 (10/09)
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5    BENEFICIARY(IES) continued

NAME OF CONTINGENT BENEFICIARY(IES)

________________________________________  ______________________  ____________%  ___________________________  ______________________
                                          Social Security Number                 Relationship to              Date of Birth
                                                                                 Annuitant

________________________________________  ______________________  ____________%  ___________________________  ______________________
                                          Social Security Number                 Relationship to              Date of Birth
                                                                                 Annuitant

________________________________________  ______________________  ____________%  ___________________________  ______________________
                                          Social Security Number      100%       Relationship to              Date of Birth
                                                                                 Annuitant

NOTE: The percentage allocated to Contingent Beneficiary(ies) MUST ADD UP TO 100%.

6    PURCHASE PAYMENT METHODS

The sale or liquidation of any stock, bond, IRA, certificate of deposit, mutual fund, annuity, or other asset to fund the purchase of this product may have tax consequences, early withdrawal penalties, or other costs or penalties as a result of the sale or liquidation. You may wish to consult an independent legal or financial advisor before selling or liquidating any assets and prior to the purchase of any life or annuity products being solicited, offered for sale, or sold.

I have received, read, and understood the MetLife Growth and Guaranteed Income/SM/ Product Prospectus and the Disclosure Statement
for the IRA. To the extent that a contribution to the IRA includes funds from an employer-sponsored plan, an individual retirement account, and/or another IRA, the applicant represents that the contribution qualifies as a tax-free rollover and/or a nontaxable transfer for federal income tax purposes.

  [_]  IRA or Other Qualified Pretax Funds (For qualified transfers, you must complete the Qualified Trustee-to-Trustee/Direct
       Rollover Form.)

  [_]  Nonqualified After-Tax Funds (including 1035 Exchanges)

INDICATE YOUR PAYMENT METHOD (FOR THE ABOVE)

The minimum purchase payment is $50,000.

  [_]  A. CHECK for $_____________ is enclosed and made payable to Metropolitan Life Insurance Company. Money orders, cashier's checks, bank drafts, postal money orders, Traveler's Express international money orders, or similar cash-like instruments will not be accepted.

  [_]  B. FROM A FIDELITY ACCOUNT(R)

       _________________________________________   $___________________________ amount from the core money market account.
       Account #

  [_]  C. SALE OF A FIDELITY MUTUAL FUND ACCOUNT

       ____________________________________________________   ______________________ [_] All shares OR [_] $_______________________
       Name of Fund                                           Account #

       ____________________________________________________   ______________________ [_] All shares OR [_] $_______________________
       Name of Fund                                           Account #

                                                                                   TOTAL ESTIMATED AMOUNT  $_______________________

6800 (10/09)
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7    SYSTEMATIC WITHDRAWAL OPTION FOR GUARANTEED WITHDRAWAL BENEFIT (GWB) AMOUNT

If you wish to start systematic withdrawals, please fill out the attached systematic withdrawal form.

8    AGREEMENTS Please read this section and sign.

REQUIRED DISTRIBUTION
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IF YOU  PURCHASE  YOUR  METLIFE  GROWTH AND  GUARANTEED  INCOME IN OR AFTER THE YEAR IN WHICH YOU REACH THE AGE OF 701/2,  YOU MAY
PURCHASE  METLIFE  GROWTH AND GUARANTEED  INCOME ONLY IF YOU HAVE SATISFIED YOUR MINIMUM  REQUIRED DISTRIBUTION (MRD) FOR THE
CURRENT AND ALL PREVIOUS YEARS.

To the extent the source of funds used to purchase this contract is subject to the MRD Rules, I hereby certify that I have withdrawn all required distributions. I release Metropolitan Life Insurance Company from responsibility for my compliance with the MRD provisions of the Internal Revenue Code.

INCOME TAX WITHHOLDING INFORMATION
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UNDER PENALTIES OF PERJURY, I, THE OWNER, CERTIFY THAT:

[_] THE NUMBER SHOWN IN THIS APPLICATION IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND I AM NOT SUBJECT TO BACKUP WITHHOLDING
BECAUSE,

(A) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST
OR DIVIDENDS.

OR

(B) THE IRS HAS NOTIFIED ME THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING.

(If you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return, you must cross out and initial this item.)

[_] I AM A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES.

(If you are not a U.S. citizen or a U.S. resident alien for tax purposes, please cross out this certification and complete form W-8BEN).

[GRAPHIC] THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN CERTIFICATIONS REQUIRED TO AVOID BACKUP
          WITHHOLDING.

AGREEMENT
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ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO METROPOLITAN LIFE INSURANCE COMPANY.
DO NOT MAKE THE CHECK PAYABLE TO ANY AGENT. PLEASE DO NOT LEAVE PAYEE BLANK.

BY SIGNING BELOW, I (WE) ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE METLIFE GROWTH AND GUARANTEED INCOME AND ALL REQUIRED
INVESTMENT PORTFOLIO PROSPECTUSES. THE ANNUITY VALUES, WHEN BASED ON THE INVESTMENT OPTIONS, MAY INCREASE OR DECREASE ON ANY DAY
DEPENDING UPON THE INVESTMENT PERFORMANCE.

NO MINIMUM CASH SURRENDER VALUE IS GUARANTEED.

I understand there is no additional tax benefit obtained by funding an IRA with a variable annuity.

I FURTHER ACKNOWLEDGE THAT I HAVE RECEIVED METLIFE'S Customer Privacy Notice.


X                                                 X              X                                                    X
------------------------------------------------  -------------  ---------------------------------------------------  --------------
SIGNATURE OF PRIMARY OWNER/TRUSTEE                         DATE  SIGNATURE OF JOINT OWNER/                                      DATE
                                                                 CO-TRUSTEE/CO-ANNUITANT (if applicable)

6800 (10/09)
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SIGNATURE GUARANTEE REQUIREMENTS (MAY BE REQUIRED IF FUNDING FROM A FIDELITY ACCOUNT)
If you are funding this contract with proceeds from a non-retirement Fidelity account and the ownership of the account differs from this annuity contract, then the owners of the accounts must sign and have their signature guaranteed. A Signature Guarantee must be by a national bank, state-chartered commercial bank, trust company (except a savings bank), or by a member firm of the New York,
American, Boston, Midwest, or Pacific Stock Exchange. A notary public cannot provide a signature guarantee.


X                                                 X              X                                                    X
------------------------------------------------  -------------  ---------------------------------------------------  --------------
SIGNATURE OF PRIMARY OWNER/TRUSTEE                         DATE  SIGNATURE OF JOINT OWNER/                                      DATE
                                                                 CO-TRUSTEE/CO-ANNUITANT (if applicable)


        SIGNATURE GUARANTEE/STAMP AND SIGNATURE                                    SIGNATURE GUARANTEE/STAMP AND SIGNATURE




The information provided by the applicant has been truly and accurately recorded. I have reviewed the financial situation of the
Proposed Owner as disclosed, and believe that an annuity contract would be suitable.

Does the applicant have any existing life insurance policies or annuity contracts? [_] YES  [_] NO

Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)? [_] YES  [_] NO

If "Yes" to either, applicable disclosure and replacement forms must be attached.


X                                                                X                                                    X
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SIGNATURE OF FIDELITY REPRESENTATIVE                             PRINT NAME OF FIDELITY REPRESENTATIVE                          DATE

_________________________________________________________________________________________________________   ________________________
REPRESENTATIVE CODE/FL LICENSE ID# (if applicable)                                                          BRANCH CODE

                                                                                                                   1.900277.101 0712
6800 (10/09)                                                                                                              527593.2.0
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